UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2025
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Allogene Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38693	82-3562771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
210 East Grand Avenue, South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 457-2700
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALLO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 26, 2025, Factor Bioscience Inc. (“Factor”) filed a complaint in the United States District Court for the District of Delaware against our gene-editing technology licensor, Cellectis S.A., and its affiliate Cellectis, Inc. (collectively, “Cellectis”), alleging that Cellectis’s TALEN-based gene-editing technology infringed three of Factor’s U.S. patents relating to gene-editing techniques. Among other things, Factor alleges that Cellectis copied Factor’s patented mRNA TALEN technology, passed off as Cellectis’s own and entered into license agreements with several licensors, including us, to capitalize on such infringement. Factor’s complaint also names AstraZeneca PLC and certain of its affiliates (collectively, “AstraZeneca”) as defendants, and alleges direct infringement by AstraZeneca of certain of Factor’s patents by using Cellectis’s allegedly infringing TALEN technology.
Cellectis notified us of the patent infringement action on October 6, 2025, and informed us that it disputes Factor’s claims and intends to vigorously defend against them. Although we are not a party to this litigation, we rely on the TALEN gene-editing technology licensed from Cellectis to engineer certain of our allogeneic CAR T cell product candidates, including cema-cel and ALLO-316. Factor may also choose to assert direct claims against us as a commercial user of the disputed technology. Risks associated with our reliance on Cellectis’s TALEN gene-editing technology, as well as other intellectual property risks, are described under the “Risk Factors” heading of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on August 13, 2025, including under the headings “Gene-editing is a relatively new technology, and if we are unable to use this technology in our intended product candidates, our revenue opportunities will be materially limited,” “We are heavily reliant on our partners, Cellectis and Servier, for access to TALEN gene editing technology for the manufacturing and development of our oncology product candidates,” “Third-party claims of intellectual property infringement may prevent or delay our product discovery and development efforts and our ability to commercialize our product candidates,” and “We may not be successful in obtaining or maintaining necessary rights to product components and processes for our development pipeline through acquisitions and in-licenses.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.
David Chang, M.D., Ph.D.
President, Chief Executive Officer
Dated: October 10, 2025